UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2018

COMMUNITY SAVINGS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-55732	81-3840964
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

425 Main Street, Caldwell, Ohio	43724
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (740) 732-5678

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Change in Registrant's Certifying Accountant.

 (a)     Dismissal of Independent Registered Public Accounting Firm.

On October 15, 2018, Community Savings Bancorp, Inc. (the "Company"), at the recommendation of the Audit Committee of the Company's Board of Directors, dismissed Suttle & Stalnaker, PLLC ("Suttle") as the Company's independent registered public accounting firm.  The dismissal was not related to any disagreements with Suttle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Suttle on the consolidated financial statements of the Company as of and for each of the two most recent fiscal years ended June 30, 2018 and June 30, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended June 30, 2018 and June 30, 2017 and during the subsequent interim period from July 1, 2018 through October 15, 2018, there were (i) no disagreements with Suttle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Suttle's satisfaction, would have caused Suttle to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "SEC").

Before filing this Current Report on Form 8-K with the SEC, the Company provided Suttle with a copy of the disclosures contained in this Item 4.01(a).  The Company has requested that Suttle issue a letter, addressed to the SEC, stating whether or not Suttle agrees with the statements contained in this Item 4.01(a).  A copy of Suttle's letter dated October 17, 2018, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     Engagement of New Independent Registered Public Accounting Firm.

On October 16, 2018, the Company, at the recommendation of the Audit Committee of the Company's Board of Directors, engaged SR Snodgrass ("Snodgrass") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2019.

During the two most recent fiscal years ended June 30, 2018 and June 30, 2017 and during the subsequent interim period from July 1, 2018 through October 16, 2018, neither the Company nor anyone on its behalf consulted Snodgrass regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Snodgrass concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," each as defined in SEC Regulation S-K Item 304(a)(1)(v), respectively.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits:
	Exhibit No.	Description
	16.1	Letter of Suttle & Stalnaker, PLLC, dated October 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY SAVINGS BANCORP, INC.
DATE: October 17, 2018	By:	/s/ Alvin B. Parmiter
Alvin B. Parmiter
President and Chief Executive Officer